Exhibit 10.1

Execution Version

SHAREHOLDER SUPPORT AGREEMENT

This SHAREHOLDER SUPPORT AGREEMENT (this “Agreement”), dated as of March 2, 2023, is made by and among the persons or entities identified on Schedule I hereto (each, a “Shareholder” and collectively the “Shareholders”), Phygital Immersive Limited, a Cayman Islands exempted company limited by shares (“New PubCo”), Jaguar Global Growth Corporation I, a Cayman Islands exempted company limited by shares (“SPAC”), and GLAAM Co., Ltd., a corporation (chusik hoesa) organized under the laws of Korea (the “Company”). The Shareholders, New PubCo, SPAC and the Company shall be referred to herein from time to time collectively as the “Parties.” Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Business Combination Agreement (as defined below).

WHEREAS, SPAC, the Company and certain other parties have entered into that certain Business Combination Agreement, dated as of the date hereof (as it may be amended, restated or otherwise modified from time to time in accordance with its terms, the “Business Combination Agreement”);

WHEREAS, each Shareholder owns the number of Company Common Shares set forth next to the name of such Shareholder on Schedule I (its “Subject Shares”) collectively, together with all other securities of the Company that such Shareholder purchases or otherwise acquires beneficial or record ownership of or becomes entitled to vote following the date hereof, its “Subject Securities”);

WHEREAS, the Company Board has approved this Agreement and the execution, delivery and performance thereof by the Parties;

WHEREAS, obtaining the Company Shareholder Approval is a condition precedent to the Closing; and

WHEREAS, as a condition and inducement to SPAC’s willingness to enter into the Business Combination Agreement, SPAC has required each Shareholder to enter into this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, each intending to be legally bound, hereby agree as follows:

1. Voting.

(a) Until the earlier of (i) the Closing or (ii) the date of the termination of the Business Combination Agreement in accordance with its terms, at each meeting of the shareholders of the Company (whether annual, general or extraordinary and whether or not an adjourned or postponed meeting, however called), and in each written consent or resolution of any of the shareholders of the Company in which the Shareholders are entitled to vote or consent, each Shareholder hereby unconditionally and irrevocably agrees to be present for such meeting (or otherwise cause its, his or her Subject Securities to be counted as present thereat for the purpose of establishing a quorum) and vote (in person or by proxy), or consent to any action by written consent or resolution with respect to, as applicable, its Subject Securities (A) in favor of, and to approve and adopt, the Business Combination Agreement, the Transaction Agreements, the Transactions and all other matters contemplated to be adopted or approved by the shareholders of the Company as set forth in the Business Combination Agreement or any of the Transaction Agreements or in connection with the Transactions, including the Company Shareholder Approval, and (B) in opposition to: (x) any Company Business Combination and any and all other proposals (I) that could reasonably be expected to delay or impair the ability of the Company to consummate any of the Transactions or (II) which are in competition with or materially inconsistent with the Business Combination Agreement, any Transaction Agreement or any of the Transactions or (y) any other action, proposal, transaction or agreement involving the Company that is intended, or would reasonably be expected, to prevent, impede, interfere with, delay, postpone or adversely affect in any material respect any of the Transactions or would reasonably be expected to result in (I) any breach of any representation, warranty, covenant, obligation or agreement of the Company in the Business Combination Agreement or any Transaction Agreement or (II) any of the conditions to the SPAC Parties’ or the Company Parties’ obligations under the Business Combination Agreement or any Transaction Agreement not being fulfilled.

(b) Following the date hereof and prior to the Closing or the date of the termination of the Business Combination Agreement in accordance with its terms, each Shareholder agrees not to deposit, and to cause its, his or her Affiliates not to deposit, any of its Subject Securities in a voting trust or subject any of its Subject Securities to any arrangement or agreement with respect to the voting of such Subject Securities, unless specifically requested to do so by New PubCo, the Company and SPAC in connection with the Business Combination Agreement, any Transaction Agreement or the Transactions.

(c) The obligations of each Shareholder specified in this Section 1 shall apply whether or not any of the Transactions is recommended by the Company Board, and whether or not any previous such recommendation has been withdrawn, modified, qualified or otherwise changed by the Company Board.

2. Information. Prior to the earlier of the Closing or the date of the termination of the Business Combination Agreement in accordance with its terms, each Shareholder agrees to provide to SPAC, the Company, and their respective Representatives, any information regarding such Shareholder or its, his or her Subject Securities that is reasonably requested by SPAC, the Company or any of their respective Representatives pursuant to the Business Combination Agreement or any Transaction Agreement. To the extent required by applicable Legal Requirements, each Shareholder authorizes the Company and SPAC to publish and disclose in any announcement or disclosure required by the SEC, NASDAQ or the Registration Statement (including all documents and schedules filed with the SEC in connection with any of the foregoing), the Financial Supervisory Service (the “FSS”), and the Korean Securities Registration Statement (as defined in the Business Combination Agreement) (including all documents and schedules filed with the FSS in connection with any of the foregoing), such Shareholder’s identity and ownership of its, his or her Subject Securities and the nature of such Shareholder’s commitments and agreements under this Agreement, the Business Combination Agreement and any other Transaction Agreement; provided that such disclosure is made in compliance with the provisions of this Agreement and the Business Combination Agreement.

3. Transfer Restrictions. Except as contemplated by the Business Combination Agreement, this Agreement, any other Transaction Agreement, or with the prior written consent of SPAC and the Company prior to the Closing and between the date hereof and the earlier of the Closing Date and the date of termination of the Business Combination Agreement in accordance with its terms, each Shareholder agrees that it, he or she shall not Transfer (as defined below) any of its Subject Securities unless the transferee enters into a written agreement in form and substance reasonably satisfactory to SPAC and the Company (to which SPAC and the Company shall be parties) agreeing to be bound by the applicable provisions of this Agreement prior to or concurrently with the occurrence of such Transfer. “Transfer” shall mean the (i) sale of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act, (ii) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) public announcement of any intention to effect any transaction specified in clause (i) or (ii).

4. Waiver of Appraisal Rights. Each Shareholder hereby agrees not to assert, exercise or perfect, directly or indirectly, and irrevocably and unconditionally waives, any appraisal rights (including under the Korean Commercial Code) with respect to the Transactions and any rights to dissent with respect to the Transactions (collectively, “Appraisal Rights”).

5. Other Covenants; Acknowledgement.

(a) Each Shareholder agrees not to, directly or indirectly, take any action, or authorize or knowingly permit any of its, his or her Affiliates or representatives to take any action on its, his or her behalf, that would be a breach of Section 7.4(b) (Confidentiality; Communications Plan; Access to Information) or Section 7.10 (No Solicitation) of the Business Combination Agreement if such action were taken by the Company.

(b) Each Shareholder hereby agrees not to commence or participate in any claim, derivative or otherwise, against the Company, SPAC or any of their respective Affiliates (i) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (ii) alleging a breach of any fiduciary duty of the board of directors of the Company in connection with the Business Combination Agreement, the Transaction Agreements and the Transactions or (iii) seeking Appraisal Rights in connection with the Transactions.

(c) Each Shareholder acknowledges and agrees that the Company and SPAC are entering into the Business Combination Agreement in reliance upon such Shareholder entering into this Agreement and agreeing to be bound by, and perform, or otherwise comply with, as applicable, the agreements, covenants and obligations contained in this Agreement and but for such Shareholder entering into this Agreement and agreeing to be bound by, and perform, or otherwise comply with, as applicable, the agreements, covenants and obligations contained in this Agreement the Company and SPAC would not have entered into, or agreed to consummate the Transactions.

(d) On the Closing Date, each Shareholder shall deliver to SPAC and the Company a duly executed copy of the Registration Rights Agreement to the extent necessary to satisfy the conditions set forth in Section 8.3(g) of the Business Combination Agreement.

6. Fiduciary Duties. Notwithstanding anything in this Agreement to the contrary, (a) each Shareholder makes no agreement or understanding herein in any capacity other than in such Shareholder’s capacity as a record holder and beneficial owner of the Subject Shares, and not in such Shareholder’s capacity as a director, officer or employee of the Company or any other capacity and (b) nothing herein will be construed to limit or affect any action or inaction by any Shareholder serving as a member of the board of directors of the Company or as an officer, employee or fiduciary of the Company, in each case, acting in such person’s capacity as a director, officer, employee or fiduciary of the Company.

7. Entire Agreement; Amendments and Waivers. This Agreement and the other agreements referenced herein constitute the entire agreement and understanding of the Parties in respect of the subject matter hereof and supersede all prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby. This Agreement may not be changed, amended, modified or waived as to any particular provision, except by a written instrument executed (i) prior to Closing, among the SPAC and the Company or (ii) after the Closing, between the Company and New PubCo.

8. Successors and Assigns. No Party may, except as set forth herein, assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the other Parties. Any purported assignment in violation of this Section 8 shall be void and ineffectual and shall not operate to transfer or assign any right, interest or obligation to the purported assignee. This Agreement shall be binding on, and inure to the benefit of, each of the Parties and their respective successors and permitted assigns.

9. Notices. Any notice, consent or request to be given to a Party in connection with any of the terms or provisions of this Agreement shall be in writing and shall be sent or given to such Party (i) if sent or given to any Party other than a Shareholder, to such party in accordance with the terms of Section 11.1 (Notices) of the Business Combination Agreement or (ii) if given to a Shareholder, to such Shareholder at the address or e-mail set forth on such Shareholder’s signature page hereto and shall, in each case, be deemed delivered to such Party in accordance with the terms of Section 11.1 (Notices) of the Business Combination Agreement.

10. Termination. This Agreement shall terminate at such time, if any, as the Business Combination Agreement is terminated in accordance with its terms prior to the Closing. In the event that the Business Combination Agreement is terminated in accordance with its terms prior to the Closing, this Agreement shall be of no force and effect from and after such termination. No termination of this Agreement shall relieve any Party from any obligation accruing, or liability resulting from a Willful Breach of this Agreement by such Party occurring prior to such termination or reversion.

11. Representations and Warranties.

(a) Each of the Parties represents and warrants that: (i) if such Party is an entity, (A) it has the power and authority, or capacity, as the case may be, to enter into this Agreement and to carry out its obligations hereunder and (B) the execution and delivery of this Agreement and the performance of its obligations hereunder have been duly and validly authorized by all corporate or other action on its part, (ii) if such Party is an individual, it has full legal capacity, right and authority to enter into this agreement and to carry out its obligations hereunder and (iii) this Agreement has been duly and validly executed and delivered by such Party and, assuming due authorization, execution and delivery by the other Parties, constitutes a legal, valid and binding obligation of such Party enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy Legal Requirements, other similar Legal Requirements affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies.

(b) Each Shareholder represents and warrants that it is the record and “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of, and has good title to, all of such Shareholder’s Subject Shares, and there exist no Liens or any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such Subject Shares (other than transfer restrictions under the Securities Act)) affecting any such Subject Shares, other than Liens pursuant to (i) this Agreement, (ii) applicable Governing Documents, (iii) the Business Combination Agreement, (iv) any other Transaction Agreement, or (v) any applicable securities Legal Requirements. Such Shareholder’s Subject Shares are the only equity securities in the Company owned of record or beneficially by such Shareholder on the date of this Agreement, and none of such Shareholder’s Subject Shares are subject to any proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Shares, except as provided hereunder. Except as set forth on the applicable signature page hereto and the Subject Shares, such Shareholder does not hold or own any rights to acquire (directly or indirectly) any equity securities of to, or which can be exchanged for, equity.

12. Further Assurances. Each of the Parties agrees to execute and deliver hereafter any further document, agreement or instrument of assignment, Transfer or conveyance as may be necessary or desirable to effectuate the purposes hereof and as may be reasonably requested in writing by another Party hereto.

13. Miscellaneous. Sections 11.2 (Interpretation), 11.3 (Counterparts; Electronic Delivery), 11.5 (Severability), 11.6 (Other Remedies; Specific Performance), 11.7 (Governing Law), 11.8 (Consent to Jurisdiction; Waiver of Jury Trial), 11.9 (Rules of Construction) and 11.14 (No Recourse) of the Business Combination Agreement are incorporated herein and shall apply mutatis mutandis to this Agreement.

[Signature pages follow]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

SHAREHOLDERS

BIO X CO., LTD. ((주)바이오엑스)

By:	/s/ HOUNGKI KIM
Name: HOUNGKI KIM
Title: Chief Executive Officer

[Signature Page to Shareholder Support Agreement]

WHALE INVESTMENT CO., LTD. (웨일제1호중소중견기업엠앤에이사모투자 합자회사)

By:	/s/ Soung Eun Kim
Name: Soung Eun Kim
Title: Chief Executive Officer

[Signature Page to Shareholder Support Agreement]

HO JOON LEE (이호준)
/s/ HO JOON LEE

[Signature Page to Shareholder Support Agreement]

KEONG RAE KIM (김경래)
/s/ KEONG RAE KIM

[Signature Page to Shareholder Support Agreement]

YOUNG WOO LEE (이영우)
/s/ YOUNG WOO LEE

[Signature Page to Shareholder Support Agreement]

HYEON JAE LEE (이현재)
/s/ HYEON JAE LEE

[Signature Page to Shareholder Support Agreement]

HYUNG SAM PARK (박형삼)
/s/ HYUNG SAM PARK

[Signature Page to Shareholder Support Agreement]

SEONG RAK LEE (이성락)
/s/ SEONG RAK LEE

[Signature Page to Shareholder Support Agreement]

KYEONG SOOK KIM (김경숙)
/s/ KYEONG SOOK KIM

[Signature Page to Shareholder Support Agreement]

HYEON SUK HYEON (현현숙)
/s/ HYEON SUK HYEON

[Signature Page to Shareholder Support Agreement]

IL WOL KI JEON., LTD ((주)일월기전)

By:	/s/ IL WOL KI JEON., LTD
Name: IL WOL KI JEON., LTD

[Signature Page to Shareholder Support Agreement]

YONG WOO KIM (김용우)
/s/ YONG WOO KIM

[Signature Page to Shareholder Support Agreement]

CSY CHUNGLA, LTD. (CSY 청라)

By:	/s/ CSY CHUNGLA, LTD.
Name: CSY CHUNGLA, LTD.

[Signature Page to Shareholder Support Agreement]

JAE YOUNG KIM (김재영)
/s/ JAE YOUNG KIM

[Signature Page to Shareholder Support Agreement]

CHANG HO KIM (김창호)
/s/ CHANG HO KIM

[Signature Page to Shareholder Support Agreement]

AIMIN ASSET MANAGEMENT CO., LTD (주식회사아이민자산관리대부)

By:	/s/ Authorized Signatory
Name:

[Signature Page to Shareholder Support Agreement]

HWANG JEONG HO (황정호)
/s/ HWANG JEONG HO

[Signature Page to Shareholder Support Agreement]

HAK RYUL SHIN (신학열)
/s/ HAK RYUL SHIN

[Signature Page to Shareholder Support Agreement]

KYUNG DEOK KIM (김경덕)
/s/ KYUNG DEOK KIM

[Signature Page to Shareholder Support Agreement]

EUNG RYONG KIM (김응룡)
/s/ EUNG RYONG KIM

[Signature Page to Shareholder Support Agreement]

YONG WOONG LEE (이용웅)
/s/ YONG WOONG LEE

[Signature Page to Shareholder Support Agreement]

JUNG HYUN LEE (이중현)
/s/ JUNG HYUN LEE

[Signature Page to Shareholder Support Agreement]

EUN YOUNG CHOI (최은영)
/s/ EUN YOUNG CHOI

[Signature Page to Shareholder Support Agreement]

HYUN JUNG YUN (윤현정)
/s/ HYUN JUNG YUN

[Signature Page to Shareholder Support Agreement]

YOUNG HOON CHUNG (정영훈)
/s/ YOUNG HOON CHUNG

[Signature Page to Shareholder Support Agreement]

YOUNG SIK KIM (김용식)
/s/ YOUNG SIK KIM

[Signature Page to Shareholder Support Agreement]

SHIN DEUK LEE (이신덕)
/s/ SHIN DEUK LEE

[Signature Page to Shareholder Support Agreement]

JOO YOUNG BAE (배주영)
/s/ JOO YOUNG BAE

[Signature Page to Shareholder Support Agreement]

ULMUS-XOLON FUND NO.1 (얼머스-솔론신기술투자조합제1호)

By:	/s/ ULMUS-XOLON FUND NO.1
Name: ULMUS-XOLON FUND NO.1

[Signature Page to Shareholder Support Agreement]

WOO SEOUP BAE (배우섭)
/s/ WOO SEOUP BAE

[Signature Page to Shareholder Support Agreement]

KK HOLDINGS LTD. (케이케이홀딩스)

By:	/s/ KK HOLDINGS LTD
Name: KK HOLDINGS LTD

[Signature Page to Shareholder Support Agreement]

HOUNGKI KIM (김형기)

/s/ HOUNGKI KIM
Address: 298-42, Cheongbukjungang-ro, Pyungtaek-si,
Gyeonggi-do, Republic of Korea
Email:

[Signature Page to Shareholder Support Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

JAGUAR GLOBAL GROWTH CORPORATION I

By:	/s/ Gary R. Garrabrant
Name: Gary R. Garrabrant
Title: Chief Executive Officer

[Signature Page to Shareholder Support Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

GLAAM CO., LTD.

By:	/s/ Keong Rae Kim
Name: Keong Rae Kim
Title: Representative Director

PHYGITAL IMMERSIVE LIMITED

By:	/s/ Orhan Ertughrul
Name: Orhan Ertughrul
Title: Director

[Signature Page to Shareholder Support Agreement]

SCHEDULE I

No.	Name	No. of Subject Shares
1.	Bio X Co., Ltd. ((주)바이오엑스)	3,000,000
2.	Whale Investment Co., Ltd. (웨일제1호중소중견기업엠앤에이사모투자 합자회사)	2,100,000
3.	Keong Rae Kim (김경래)	43,000
4.	Young Woo Lee (이영우)	20,000
5.	Hyeon Jae Lee (이현재)	200,000
6.	Hyung Sam Park (박형삼)	66,000
7.	Seong Rak Lee (이성락)	492,000
8.	Kyeong Sook Kim (김경숙)	55,000
9.	Hyeon Suk Hyeon (현현숙)	100,000
10.	IL Wol Ki Jeon., Ltd ((주)일월기전)	40,000
11.	Yong Woo Kim (김용우)	690,000
12.	CSY CHUNGLA, Ltd. (CSY 청라)	686,449
13.	Jae Young Kim (김재영)	28,571
14.	Chang Ho Kim (김창호)	96,107
15.	AIMIN ASSET MANAGEMENT Co., LTD (주식회사아이민자산관리대부)	95,829
16.	Hwang Jeong Ho (황정호)	50,236
17.	Hak Ryul Shin (신학열)	12,000
18.	Kyung Deok Kim (김경덕)	6,600
19.	Eung Ryong Kim (김응룡)	4,000
20.	Yong Woong Lee (이용웅)	7,000
21.	Jung Hyun Lee (이중현)	5,000
22.	Eun Young Choi (최은영)	14,080
23.	Hyun Jung Yun (윤현정)	11,680
24.	Young Hoon Chung (정영훈)	105,000
25.	Young Sik Kim (김용식)	6,773
26.	Shin Deuk Lee (이신덕)	3,720
27.	Joo Young Bae (배주영)	2,060
28.	Ulmus-Xolon Fund NO.1 (얼머스-솔론신기술투자조합제1호)	299,600
29.	Woo Seoup Bae (배우섭)	40,328
30.	Ho Joon Lee (이호준)	400,000
31.	Houngki Kim (김형기)	400,000
32.	KK Holdings Ltd. (케이케이홀딩스)	320,000